UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2016

Anacor Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34973	25-1854385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1020 East Meadow Circle
Palo Alto, CA 94303-4230

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On March 30, 2016, Anacor Pharmaceuticals, Inc. (the “Company”) announced a proposed offering of $250 million aggregate principal amount of Convertible Senior Notes due 2023 (the “Convertible Notes”) in a private offering to qualified institutional buyers that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Rule 144A under the Securities Act. In connection with the pricing of the Convertible Notes, the Company expects to enter into capped call transactions with one or more financial institutions. The Company’s press release announcing the launch of the offering of the Convertible Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press Release issued March 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Graeme Bell
		Name:	Graeme Bell
		Title:	Executive Vice President and Chief Financial Officer

Date: March 30, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued March 30, 2016